UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 3, 2015

OMEGA HEALTHCARE INVESTORS, INC.

(Exact name of registrant as specified in charter)

Maryland	1-11316	38-3041398
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 International Circle

Suite 3500

Hunt Valley, Maryland 21093

(Address of principal executive offices / Zip Code)

(410) 427-1700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

Item 1.01.	Entry Into a Material Definitive Agreement

On September 3, 2015, Omega Healthcare Investors, Inc. (the “Company”) entered into separate Equity Distribution Agreements (collectively, the “2015 Agreements”) with each of BB&T Capital Markets, a division of BB&T Securities, LLC, Capital One Securities, Inc., Credit Agricole Securities (USA) Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mitsubishi UFJ Securities (USA), Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, Stifel, Nicolaus & Company, Incorporated, SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC, each as a sales agent and/or principal (collectively, the “Managers”). Under the terms of the 2015 Agreements, the Company may sell shares of its common stock, from time to time, through or to the Managers having an aggregate gross sales price of up to $500,000,000. Sales of the shares, if any, will be made by means of ordinary brokers’ transactions on the New York Stock Exchange at market prices, or as otherwise agreed with the applicable Manager. The Company will pay each Manager compensation for sales of the shares equal to 2% of the gross sales price per share of shares sold through such Manager under the applicable 2015 Agreement.

The Company is not obligated to sell and the Managers are not obligated to buy or sell any shares under the 2015 Agreements. No assurance can be given that the Company will sell any shares under the 2015 Agreements, or, if it does, as to the price or amount of shares that it sells, or the dates when such sales will take place.

The shares will be issued pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-206751), which became effective upon filing with the Securities and Exchange Commission on September 3, 2015.

A copy of a form of the 2015 Agreements is attached hereto as Exhibit 1.1, and is incorporated by reference herein. The foregoing description of the material terms of the 2015 Agreements and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 1.02.	Termination of a Material Definitive Agreement

On September 3, 2015, the Company terminated each of its separate Equity Distribution Agreements (collectively, the “2013 Agreements”) with each of BB&T Capital Markets, a division of BB&T Securities, LLC, Credit Agricole Securities (USA) Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, RBS Securities Inc., Stifel, Nicolaus & Company, Incorporated, SunTrust Robinson Humphrey, Inc. and UBS Securities LLC, each as a sales agent and/or principal dated as of March 18, 2013 (collectively, the “2013 Managers”).

Under the terms of the 2013 Agreements, the Company sold shares of its common stock, from time to time, through or to the 2013 Managers having an aggregate gross sales price of up to $250,000,000.

As described in Item 1.01 above, the Company is entering into the 2015 Agreements, and in connection therewith is terminating the 2013 Agreements in accordance with their terms.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description

1.1	Form of Equity Distribution Agreement, dated September 3, 2015, entered into by and between Omega Healthcare Investors, Inc. and each of BB&T Capital Markets, a division of BB&T Securities, LLC, Capital One Securities, Inc., Credit Agricole Securities (USA) Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mitsubishi UFJ Securities (USA), Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, Stifel, Nicolaus & Company, Incorporated, SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC.

5.1	Opinion of Bryan Cave LLP regarding the legality of the Common Stock being registered.

23.1	Consent of Bryan Cave LLP (contained in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OMEGA HEALTHCARE INVESTORS, INC. (Registrant)

Dated: September 4, 2015	By:	/s/ Robert O. Stephenson
Robert O. Stephenson Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Form of Equity Distribution Agreement, dated September 3, 2015, entered into by and between Omega Healthcare Investors, Inc. and each of BB&T Capital Markets, a division of BB&T Securities, LLC, Capital One Securities, Inc., Credit Agricole Securities (USA) Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mitsubishi UFJ Securities (USA), Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, Stifel, Nicolaus & Company, Incorporated, SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC.

5.1	Opinion of Bryan Cave LLP regarding the legality of the Common Stock being registered.

23.1	Consent of Bryan Cave LLP (contained in Exhibit 5.1).